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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We hereby consent to the incorporation by reference of our report dated March 14, 2002 relating to the financial statements of Vision Bancshares, Inc. in Amendment No. 1 to the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."


/s/ Morrison & Smith, LLP

Tuscaloosa, Alabama

April 9, 2002